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                                                                 EXHIBIT 10.22

                            PEOPLE'S BANCSHARES, INC.
                      1996 STOCK OPTION AND INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS


Name of Optionee:  Name                          Date of Grant:  May 17, 1996

Number of Option Shares:  100                    Expiration Date:  May 16, 2006

Option Exercise Price:  $9.875

     THIS AGREEMENT is entered into by and between People's Bancshares, Inc., a Massachusetts corporation (the "Company"), and the Optionee named above (the "Optionee").

     WHEREAS, the Company adopted the People's Bancshares Inc. 1996 Stock Option and Incentive Plan (the "Plan") in order to grant options to directors to purchase common stock, par value $.10 per share, ("Common Stock") of the Company so as to enable them to acquire or increase a proprietary interest in the success of the Company and to insure that they continue to serve as directors of the Company; and

     WHEREAS, the Optionee renders important services to the Company as a director and the Company desires to grant a nonqualified stock option to the Optionee;

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, the parties agree as follows:

     1. Grant of Option. The Company hereby grants to the Optionee the option to purchase from the Company, upon the terms and conditions set forth herein and in the Plan, the number of shares of Common Stock specified above (the "Option Shares") at the Option Exercise Price per share specified above (the "Option Exercise Price"). This option is intended to be a Non-qualified Stock Option as defined in the Plan.

     2. Exercise of Option.

          (a) No portion of this option may be exercised until this option shall have vested. Except as otherwise set forth herein or in the event of a Change of Control of the Company (as defined in the Plan) (in which event the option shall immediately vest and become exercisable in full), this option shall be fully vested and exercisable on the first anniversary of the Date of Grant. Subject to the foregoing, this option may be exercised at any time until the Expiration Date set forth above (the "Expiration Date"), unless the option is sooner terminated as hereinafter provided.


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          (b) At any given time, the Optionee may elect partially to exercise this option and purchase a lesser number of Option Shares than the total number which the Optionee is eligible to purchase hereunder; provided that the number of Option Shares the Optionee purchases, when aggregated with the total number of Option Shares the Optionee has purchased pursuant to previous exercises of this option, does not exceed the total number of Option Shares the Optionee is eligible to purchase hereunder.

          (c) The minimum number of Option Shares with respect to which this option may be exercised at any one time shall be 100, or such lesser number as is subject to exercise under the option at the time.

     3. Method of Exercise; Payment of Purchase Price.

          (a) This option may be exercised by the Optionee by delivering to the Company a written notice specifying the number of vested Option Shares the Optionee then desires to purchase (the "Notice").

          (b) Payment for the Option Shares purchased pursuant to the exercise of the option shall be made either: (i) in cash, by certified or bank check or other instrument acceptable to the Option Committee equal to the option price for the number of shares specified in the Notice (the "Total Option Price");
(ii) by delivery of shares of Common Stock having a fair market value, determined as provided in the Plan, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock; (iii) by delivery to the Company of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the Total Option Price; provided that in the event the Optionee chooses to pay the Total Option Price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Option Committee shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above.

     4. Adjustment Upon Changes in Capitalization. If the shares of Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made by the Option Committee in the number, kind and per share exercise price of the Option Shares then subject to this option. In the event of any such adjustment in the option, the Optionee thereafter shall have the right to purchase the number of shares under such option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to the option immediately prior to such adjustment.

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     5. Dissolution; Merger; Sale of Assets. In the event of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation in which the Company is acquired by another entity or in which the Company is not the surviving corporation or (iii) the sale of all or substantially all of the property of the Company to another corporation, this option shall terminate, unless provision is made in connection with such transaction for the assumption of the option, or the substitution for such option of a new option of the successor corporation or parent thereof, with appropriate adjustment as provided in paragraph 4. In the event of such termination, the outstanding portion of the option shall be exercisable in full for at least fifteen (15) days prior to the date of such termination whether or not otherwise exercisable during such period.

     6. Termination of Option. If the Optionee ceases for any reason to be a director of the Company at any time prior to exercise of this option in full, this option shall terminate in accordance with the following provisions:

          (a) if the Optionee resigns from the Board, this option may be exercised, to the extent it was exercisable at the time of resignation, for a period of twelve (12) months following such resignation or until the Expiration Date, if earlier;

          (b) if the Optionee ceases to be a director of the Company due to his or her death or Disability (as defined in the Plan), this option shall become immediately vested and exercisable in full, whether or not vested and exercisable at such time, and may be exercised by the Optionee (or, if the Optionee is not living, by his or her heirs, legatees or legal representatives) for a period of twelve (12) months from the date the Optionee ceases to be a director of the Company or until the Expiration Date, if earlier; or

          (c) if the Optionee ceases to be a director of the Company due to any reason other than those discussed in subparagraphs (a) and (b) above, the option shall terminate immediately and be of no further force and effect;

provided, however, that the exercise of this option shall at all times be subject to the provisions of paragraph 2 hereof.

     7. Miscellaneous.

          (a) The option shall not be transferable by the Optionee other than by will or by the laws of descent and distribution. The option shall be exercisable during the Optionee's lifetime only by the Optionee or his or her guardian or legal representative.

          (b) The Optionee shall not be deemed for any purpose to be the owner of any shares of Common Stock subject to this option unless and until (i) the option shall have been exercised pursuant to the terms hereunder, (ii) the Company shall have issued and delivered the shares to the Optionee, and (iii) the Optionee's name shall have been entered as a

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stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

          (c) Nothing herein contained shall impose any obligation on the Company or any of its subsidiaries or the Optionee with respect to the Optionee's continued performance of services for the Company or any of its subsidiaries. Nothing herein contained shall impose any obligation upon the Optionee to exercise the option. The Company makes no representation as to the tax treatment to the Optionee upon receipt or exercise of the option or sale or other disposition of the shares covered by the option.

          (d) Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Optionee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

          (e) This option does not confer upon the Optionee any rights with respect to continuance as a director.

          (f) Pursuant to Section 10 of the Plan, the Option Committee may at any time amend or cancel any outstanding portion of this option, but no such action may be taken which adversely affects the Optionee's rights under this Agreement without the Optionee's consent.

     8. Relationship to the Plan. The option contained in this agreement has been granted pursuant to the Plan and is in all respects subject to the terms, conditions and definitions of the Plan. The Optionee hereby accepts this option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Option Committee shall be final, binding and conclusive upon the Optionee and his heirs.

     9. Governing Law. This agreement shall be subject to and construed in accordance with the law of The Commonwealth of Massachusetts, except to the extent that such law is preempted by federal law.


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     IN WITNESS WHEREOF, the Company and the Optionee have executed this agreement.

                                        PEOPLE'S BANCSHARES, INC.

                                        By:
                                            __________________________________
                                            Name:
                                            Title:

                                        OPTIONEE


                                        ______________________________________

                                        Address of Optionee's Legal Residence:

                                        ______________________________________

                                        ______________________________________

                                        ______________________________________



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